UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  FORM 8-K - A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) January 7, 2004.

                          Gravitas International, Inc.
             (Exact name of registrant as specified in its chapter)

           Florida                     0-28847                 65-0260946
(State or other jurisdiction         (Commission             (IRS Employer
      of incorporation)              File Number)         Identification No.)


Suite 880 Bank of America Plaza
50 West Liberty Street, Reno Nevada                          89501
(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code (702) 341-6622

--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

                    INFORMATION TO BE INCLUDED IN THE REPORT



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ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

GRAVITAS APPOINTS NEW INDEPENDENT AUDITOR.

Gravitas International, Inc.'s board of directors and management have decided to change independent accountants. The Seattle office of Grant Thornton is the Company's former independent accountants. The decision to change auditors was made as part of the Company's ongoing cost reduction measures. The Company decided to appoint a successor firm located in the same city as the Company's home office due to cost saving matters. Grant Thornton assisted in the transition, including recommending Vancouver, B.C. firms for the Company's auditing needs.

The Company has selected the firm of Smythe Ratcliffe as its successor independent accountant, and has signed an engagement letter with them to perform audit services.

Grant Thornton audited the Company's financial statements for the calendar years ending December 31, 2001 and 2002. Grant Thornton, in its April 10, 2003 opinion letter directed to the Board of the Company, stated that the "financial statements referred to above present fairly, in all material respects, the consolidated financial position of Gravitas International, Inc. and its subsidiary as of December 31, 2002 and 2001, and the consolidated results of their operations and their consolidated cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America", which opinion included an explanatory paragraph that contained a reference to the substantial doubt that existed regarding the Company's ability to continue as a going concern.

The decision to change auditors was approved by the Board of Directors, the Audit Committee and management.

There were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure of auditing scope or procedure.

By letter dated April 15, 2003, Grant Thornton advised the Audit Committee Members that several material weaknesses in internal control existed. Due to turnover in the personnel responsible for the Company's accounting function and the lack of experience and knowledge of accounting principles generally accepted in the United States of America, the Company's internal controls were deficient, and the Company was unable to timely and accurately close its books, resulting in many adjustments subsequent to closing its books at year end, resulting in an extension for its December 31, 2002 10-KSB filing. Grant Thornton recommended that a knowledgeable individual be pre-assigned to centralize the accounting records and prepare all schedules necessary for the review to ensure timely delivery of the required information. The Company has taken steps to comply with Grant Thornton's recommendations.

The company has authorized Grant Thornton to respond fully to the inquiries of the successor accountant. The Company has also requested that Grant Thornton furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Gravitas International, Inc.
                                             (Registrant)


Date September 7, 2005                /s/  Larry Shaben
                                      --------------------------------
                                           Larry Shaben, Chairman
                                           (Signature)*

*Print name and title of the signing officer under his signature.